UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 19, 2014

BioTime, Inc.
(Exact name of registrant as specified in its charter)

California	1-12830	94-3127919
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1301 Harbor Bay Parkway
Alameda, California 94502
(Address of principal executive offices)

(510) 521-3390
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may, “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements.  Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in BioTime’s periodic reports filed with the SEC under the heading “Risk Factors” and other filings that BioTime may make with the Securities and Exchange Commission.  Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change.  Except as required by law, BioTime disclaims any intent or obligation to update these forward-looking statements.

Section 1 - Registrant’s Business and Operations

Item 1.01 - Entry into a Material Definitive Agreement.

On September 19, 2014, certain technical amendments were made to the Warrant Agreement, dated October 1, 2013, between BioTime, Inc. and American Stock Transfer & Trust Company, LLC, as warrant agent, for our common share purchase warrants expiring October 1, 2018 (the “Warrants”).  The amendments were made in conjunction with our application to list the Warrants for trading on the NYSE MKT.  To conform to the listing requirements of the NYSE MKT, the amendments include a provision requiring that, in the event that we reduce the exercise price of the Warrants (which we do not presently plan to do), other than a reduction under the existing exercise price adjustment provisions of the Warrants, the reduced exercise price will remain in effect for at least ten business days.  The amendments do not otherwise change the exercise price or the exercise price adjustment provisions of the Warrants.

The Warrants are presently held by our subsidiary Asterias Biotherapeutics, Inc.  Asterias will distribute the Warrants, on a pro rata basis, to the holders of its Series A common stock, par value $0.0001 per share.  Asterias has set September 15, 2014 as the record date for determining holders of record of its Series A common stock entitled to receive Warrants.

The Warrant Agreement with the form of warrant, as amended, is filed as an exhibit to this report and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

Exhibit Number	Description
4.1	Warrant Agreement, dated October 1, 2013, as amended September 19, 2014, between BioTime, Inc. and American Stock Transfer & Trust Company, LLC
4.2	Form of Warrant (included in Exhibit 4.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.

Date: September 23, 2014	By:	/s/ Michael D. West
Chief Executive Officer

Exhibit Number	Description
4.1	Warrant Agreement, dated October 1, 2013, as amended September 19, 2014, between BioTime, Inc. and American Stock Transfer & Trust Company, LLC
4.2	Form of Warrant (included in Exhibit 4.1)